                                                                    Exhibit 10.3


                              RESCISSION AGREEMENT

         This Rescission Agreement (this "AGREEMENT") is dated as of September 29, 2004 by and among Intelligroup, Inc., a New Jersey corporation (the "COMPANY"), and each purchaser identified on the signature page hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, the parties hereto are all the parties to that certain Common Stock Purchase Agreement, dated September 24, 2004 (the "COMMON STOCK PURCHASE AGREEMENT").

         WHEREAS, the parties desire to terminate and rescind the Common Stock Purchase Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree that the Purchase Agreement is hereby terminated and rescinded. No party shall be entitled to any further right (including, without limitation, the right of the Purchasers to acquire shares of the Company's common stock) or subject to any further obligation under the Common Stock Purchase Agreement.


                            [Signature pages follow]

                                                                    Exhibit 10.3

         IN WITNESS WHEREOF, the parties hereto have caused this Rescission Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                        INTELLIGROUP, INC.

                        By:     _/s/ Nagarjun Valluripalli______________________
                        Name:   Nagarjun Valluripalli
                        Title:  Chief Executive Officer

                        Address for Notice:

                        499 Thornall Street
                        Edison, New Jersey  08837
                        Facsimile No.:  (732) 362-2497
                        Telephone No.:
                        Attn:  Legal Department




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Rescission Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    SB ASIA INFRASTRUCTURE FUND, L.P.



                                    By: /s/ Andrew Y. Yan
                                        --------------------------------------
                                    Name:  Andrew Y. Yan
                                    Title:

                                    Address for Notice:

                                    Two Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, California  94306
                                    Facsimile No.:  (650) 319-2763
                                    Telephone No.:  (650)
                                    Attn:  Ravi Adusumalli

                  With a copy to:   Cooley Godward LLP
                                    Five Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, California  94306
                                    Facsimile No.:  (650) 849-7400
                                    Telephone No.:  (650) 843-5053
                                    Attn: Robert J. Brigham and Jason Doren

         IN WITNESS WHEREOF, the parties hereto have caused this Rescission Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    VENTURE TECH ASSETS LTD.



                                    By: /s/ Sandeep Reddy
                                        -------------------------------------
                                    Name:  Sandeep Reddy
                                    Title: Director

                                    Address for Notice:

                                    15/102 Rochester Row
                                    London SW1P 1JP
                                    United Kingdom

                                    Facsimile No.:
                                    Telephone No.:
                                    Attn:

                  With a copy to:   Cooley Godward LLP
                                    Five Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, California  94306
                                    Facsimile No.:  (650) 849-7400
                                    Telephone No.:  (650) 843-5053
                                    Attn: Robert J. Brigham and Jason Doren